Forward-Looking Statements & Non-GAAP Disclaimer 2 DISCLAIMER This document has been prepared by ESAB Corporation, a Delaware corporation (the “Company” or “ESAB”), solely for informational purposes. References herein to the terms “ESAB” and the “Company” when used in the historical context prior to April 4, 2022, refer to the carve-out financials derived from Colfax Corporation’s (“Colfax”) accounting records before giving effect to the separation of Colfax’s fabrication technology business into an independent publicly traded company on April 4, 2022 (the “Separation”). References to the terms “ESAB” and the “Company” when used in the future tense or the historical context after April 4, 2022, refer to ESAB Corporation and its consolidated subsidiaries after the Separation. Forward-Looking Statements This presentation includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions, including with respect to the anticipated benefits of the Separation and other statements that are not historical or current fact. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including general risks and uncertainties such as market conditions, economic conditions, geopolitical events, changes in laws, regulations or accounting rules, fluctuations in interest rates, terrorism, wars or conflicts, major health concerns, natural disasters or other disruptions of expected business conditions. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to, risks related to the Separation and the Company’s ability to operate as a stand-alone public company; the Company’s ability to achieve the intended benefits of the Separation; the war in Ukraine and escalating geopolitical tensions as a result of Russia’s invasion of Ukraine and related impact on energy supplies and prices; macroeconomic conditions; supply chain disruptions; the impact of COVID-19, the impact on creditworthiness and financial viability of customers; other impacts on the Company’s business and ability to execute business continuity plans; and the other factors detailed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q, as filed with the U.S. Securities and Exchange Commission. In addition, these statements are based on assumptions that are subject to change. This document speaks only as of the date hereof. The Company disclaims any duty to update the information herein. Non-GAAP Financial Measures This document includes a presentation of adjusted EBITDA, adjusted EBITDA margin, organic sales growth, and adjusted free cash flow and other financial measures that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), which ESAB uses to measure the performance of its business. The non-GAAP financial measures provided herein are adjusted for certain items as presented in the Appendix and should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measures, and may not be comparable to similarly titled measures reported by other companies. ESAB presents some of these non-GAAP financial measures including and excluding Russia due to economic and political volatility caused by the Russia and Ukraine conflict, which results in enhanced investor interest in this information. Core non-GAAP financial measures excludes Russia. Management believes that these non-GAAP financial measures provide useful information to investors by offering additional ways of viewing ESAB’s results, and represent the following: ▪ Organic sales growth (presented without Russia or “Core”) excludes the impact of acquisitions and foreign exchange rate fluctuations; ▪ Adjusted EBITA represents net income excluding the effect of restructuring and other related charges, acquisition-related amortization and other non-cash charges, separation costs, pension settlement gains, income tax expense, and interest expense (income) and other, net; ▪ Adjusted EBITDA (presented without Russia or “Core”) represents Adjusted EBITA excluding the effect of depreciation and other amortization; ▪ EBITA and adjusted EBITDA margins are subject to the same adjustments as adjusted EBITA and adjusted EBITDA, respectively; ▪ Adjusted net income from continuing operations represents net income from continuing operations attributable to ESAB Corporation excluding restructuring and other related charges, acquisition-related amortization and other non-cash charges, pension settlement gains and separation costs. Adjusted net income includes the tax effect of non-GAAP adjusting items at applicable tax rates; ▪ Adjusted net income per share from continuing operations is a calculation of adjusted net income from continuing operations over the weighted-average diluted shares outstanding; ▪ Adjusted free cash flow represents cash flows from operating activities excluding cash outflows related to the ESAB’s separation from Colfax and discontinued operations, less purchases of property, plant and equipment net of proceeds from sale of certain properties. ▪ Cash conversion represents Adjusted free cash flow divided by Adjusted net income from continuing operations. Management also believes that presenting these measures allows investors to view its performance using the same measures that ESAB uses in evaluating our financial and business performance and trends. See the Appendix to this presentation for a reconciliation of these non-GAAP measures to their closest equivalent GAAP measures. Refer to information about the non-GAAP measures contained in this presentation. Additional information regarding non-GAAP measures can be found in our most recent Form 10-Q and our Form 8-K furnished as of the date of this presentation with the SEC, which are available at www.ESABcorporation.com.

Focused Premier Industrial Compounder SHYAM P. KAMBEYANDA, PRESIDENT AND CEO CREATING A

Shaping the world we imagine 5 Creating a Focused Premier Industrial Compounder Shyam P. Kambeyanda, President and CEO Accelerating Fabtech Growth and Margins Olivier Biebuyck, President Fabrication Technology Building a Global Gas Control Equipment Leader Piyush Sheth, VP & General Manager Gas Control Delivering Shareholder Value Kevin Johnson, CFO A G E N D A

ESAB 2023E snapshot Focused businesses with global reach and scale 6 $2.6B Sales1 18% aEBITDA Margin1 9,000 Employees 150 Countries active 1904 Founded AMERICAS EMEA & APAC 46% 54% GLOBAL LEADER 17% 23% 60% FOCUSED ENTERPRISE Filler Metals Automation & Equipment Gas Equipment Emerging markets expected to grow 2x developed markets with equivalent profitability2 Three related product groups 1 “Core” at mid-point of 2023 guidance; 2 Source: IMF World Economic Outlook. Oct 2021

Delivering on our financial commitments Successfully executing our strategy 7 Sales1 aEBITDA1 aFCF aEPS1 $2.43B $408M $219M $4.12 $2.48B – 2.53B $420 – 440M >$215M $3.80 – 4.00 2022A Original ‘23 Guide Mid vs. Mid $2.59B – $2.61B $465 – 475M >$240M $4.30 – $4.40 Guidance as of 3QAbove Guide 4% 9% 12% 12% 1 “Core” – See non-GAAP reconciliation tables in appendix

ESAB 1.0 2017 – 2023

Different business at the end of ESAB 1.0 Built muscle and continuous improvement culture in ESAB 1.0 9 13%aEBITDA Margin -10%Sales Growth 4.3xWorking Capital Turns 0Acquisitions 18% 7% 5.5x 113 1 “Core” based on Colfax 10K adj for public company exp; 2 “Core” at mid of guidance; 3 11 acquisitions occurred between 2016-2023 20161 2023E2

Strong execution on financial commitments The best compounders deliver year in and year out 10 Sales1,2 ($B) CAGR 1.7 1.8 2.0 2.1 1.8 2.3 2.4 2.6 2016 2017 2018 2019 2020 2021 2022 2023E 13.8% 13.9% 15.5% 15.2% 16.2% 16.8% 2016 2017 2018 2019 2020 2021 2022 2023E 13% 18% Covid Covid 6% aEBITDA1,2 Margin +500 bps 1 see non-GAAP reconciliations in the appendix; 2 “Core”

Capabilities built in ESAB 1.0 Built capabilities to accelerate outperformance in ESAB 2.0 11 Gaining market share Beginning innings of rationalizing manufacturing footprint Limited capital for M&A Limited & aging equipment line Strengthened, retained, and upgraded key talent New and complete line of Light and Heavy Industrial Equipment Significant capital for M&A Good global team Losing market share Middle innings of rationalizing manufacturing footprint 2016 2023E

Implemented EBX to drive breakthrough performance Our EBX culture will continue to deliver outperformance 12 24 2016 2023E ~100 +317% Manufacturing Footprint aEBITDA % New Products 4.3x 5.5x 20162 2023E2 +1.2x Working Capital Turns 45 27 2016 2023E - 40% 13% 18% 20161 2023E2 500 bps+ EBX – OUR VALUES, PROCESSES, AND TOOLS— OUR VALUES, PROCESSES, AND TOOLS 1 see non-GAAP reconciliations in the appendix; 2 “Core”

Shifted portfolio towards favorable mix Strong secular trends supporting ESAB’s growth 13 FILLER METALS AUTOMATION & EQUIPMENT GAS EQUIPMENT Productivity & connectivity Labor shortage Regulatory & safety requirements Global infrastructure investments

ESAB 2.0 2024 – 2028

ESAB 2.0, 2024 – 2028 Creating a focused premier industrial compounder Less cyclicality, higher margins & strong cash flow 15 aEBITDA % 18% $2.6B 22%+ Accelerate share gain Increase differentiated automation solutions Complete manufacturing footprint optimization Continue to add technology to drive competitive advantage >$2B of FCF generated for value creating sales $4.0B CAPABILITIES WE’VE BUILT ALLOW US TO: 17% 60% 23% 2023E2 49% 26% 25% 2028E2 13% $1.7B 62% 28% 10% 20161 ESAB 0.0 ESAB 2.0ESAB 1.0 1 see non-GAAP reconciliations in the appendix; 2 “Core” Gas Equipment Automation & Equipment Filler Metals Sales

ESAB 2.0

FABTECH FILLER METALS

Proprietary formulations drive growth


Sales ($B)[1]
$1.1B
$1.6B
$2.0B
2016
2023E
2028E
ESAB 0.0
ESAB 1.0
ESAB 2.0

Organic Sales Growth: LSD

Gross Margin: 35%+

$13B+ Market[2]

ESAB 1.0

- Strong brands and global reach
- Proprietary filler metal formulations
- Improved product mix

ESAB 2.0

- Expansion into higher margin critical applications
- EBX continues to improve manufacturing footprint
- AI driving:
  - Higher margins
  - More free cash flow
- ~$100M of value-creating M&A sales

ID '23

Proprietary filler metal business driving higher margins and cash flow

[1] "Core";
[2] Est. based on public data from peers, customer surveys and market analysis by ESAB sales function

16

ESAB 2.0

FABTECH AUTOMATION & EQUIPMENT

Focused on growth, margins and less cyclicality


Sales ($B)[1]
$0.5B
$0.6B
$1.0B
2016
2023E
2028E
ESAB 0.0
ESAB 1.0
ESAB 2.0

Organic Sales Growth: MSD–HSD

Gross Margin: 40%+

$12B+ Market[2]

ESAB 1.0

- "Leap frogged" equipment line & digital solutions
- Introduced market-leading cobot solution
- Developed adaptive automation solution
- Focused on less capital-intensive automation

ESAB 2.0

- Market share gain with Next-Gen equipment
- Cobots expanding automation TAM
- Will embed AI to improve the business
- ~$200M of value-creating M&A sales

ID '23

Cutting-edge equipment and automation solutions fueling growth

[1] "Core";
[2] Est. based on public data from peers, customer surveys and market analysis by ESAB sales function

17

ESAB 2.0

GAS EQUIPMENT

Leveraging existing business drives specialty & medical expansion

Sales ($B)[1]



$0.2B
$0.45B
$1.0B
2016
2023E
2028E
ESAB 0.0
ESAB 1.0
ESAB 2.0

Organic Sales Growth: MSD

Gross Margin: 40%+

$5B+ Market[2]

ESAB 1.0

- Completed GCE acquisition
- Increased R&D investment and NPI
- M&A reshaping medical gas equipment portfolio

ESAB 2.0

- Grow medical and spec gas equipment businesses
- Geographic expansion of existing products
- EBX driving growth, margins and cash flow
- ~$400M of accretive M&A sales in highly fragmented global market

ID '23

Building unrivaled scale in the global gas equipment business

[1] "Core";
[2] Est. based on public data from peers, customer surveys and market analysis by ESAB sales function

18

ESAB 2.0

Track record of M&A execution since 2017

STRATEGIC CRITERIA

Segment	Company	Digital Solutions	Automation Solutions	Specialty Alloys	TAM Expansion
Filler Metals	ewac			✓	✓
Filler Metals	EXATON			✓	✓
Automation & Equipment	AMI	✓	✓	✓	✓
Automation & Equipment	HKS	✓	✓		
Automation & Equipment			✓		
Automation & Equipment	weldnote	✓	✓		
Automation & Equipment	OCTOPUZ	✓	✓		✓
GC	GCE Gas Control Equipment	✓			✓

FINANCIAL FRAMEWORK

Strategic Criteria
- Strong secular tailwinds
- Limited cyclicality

+

Financial Criteria
- MSD+ growth; 40%+ GM
- High synergy potential

=

Value Creation
- Disciplined valuation
- ROIC > 10% over 3-5 yrs

ID '23

Strategic M&A accelerating favorable product mix

19

Recent M&A activity driving growth & reducing cyclicality

ESAB 2.0

STRATEGIC CRITERIA

		Less Cyclicality	Higher Margin	Automation Solution	TAM Expansion
Swift-Cut	A&E	✓	✓	✓	✓
Ohio	Gas Equipment	✓	✓		✓
Therapy Equipment Ltd	Gas Equipment	✓	✓		✓

RECENT M&A PERFORMANCE VS. ESAB BASE


2023E Sales Growth%
300bps+
6%
9%+
ESAB Base[1]
Acquisitions
2023E Gross Margin %
400bps+
36%
40%+
ESAB Base[1]
Acquisitions

Strategic M&A accelerating favorable product mix

[1] "Core"

ID '23

20

Funnel for future M&A growing & driving acquisition opportunities Robust pipeline with near term actionable targets 21 Current Prospects Qualified Engaged 2028 M&A Targets $4B $2B $0.4B FABTECH GAS EQUIPMENT $3B $1B $0.3B

Expanding ESAB’s total addressable markets Creating new avenues for growth in our core areas of expertise 22 $8 $5 $2 $13 $12 $5 $15 $17 $8 $40B Filler Metals Automation & Equipment Gas Equipment $30B $15B HOW WE ARE EXPANDING THE TAM Bolt-on acquisitions Innovative products and solutions Geographic expansion of existing product lines TAM1 ($B) 2016 2023E 2024 – ’28 ESAB 0.0 ESAB 2.0ESAB 1.0 1 Est. based on public data from peers, customer surveys and market analysis by ESAB sales function

Purposeful leadership Leveraging our experiences to be a premier industrial company 23 Shyam P. Kambeyanda President & Chief Executive Officer 28 Years Experience Eaton | ESAB Kevin Johnson Chief Financial Officer 22 Years Experience Howden | ESAB Michele Campion Chief Human Resources Officer 25 Years Experience Under Armour | BP | ESAB Olivier Biebuyck President Fabrication Trechnology 28 Years Experience McKinsey | Honeywell | ESAB Piyush Sheth VP & General Manager Gas Control 25 Years Experience Philips | Honeywell | ESAB Curtis Jewell General Counsel & Corp Secretary 17 Years Experience Hogan Lovells | ESAB Tilea Coleman VP Corporate Communication 20 Years Experience ESPN | Under Armour | ESAB Vusa Mlingo Chief Strategy & Corp Development Officer 25 Years Experience Ingersoll Rand | SPX FLOW | ESAB Eleanor Lukens President, Americas 32 Years Experience Teleflex | AMETEK | ESAB Magalie Darfeuil VP Sourcing & Supply Chain 28 Years Experience GE | Honeywell | ESAB

Shaping a better world Committed to the environment and community 24 Protecting Our Environment Community Investment Eco-Friendly Products Support Diverse & Inclusive Teams Health & Safety Responsibility 30% reduction in GHG by 2030 Supporting charitable causes & communities Ecodesign for sustainable products 67% of leadership team diverse 0.49 TRIR in 2022 T o d a y F u tu re 50% reduction in GHG by 2035 Net-zero steel 100% recyclable packaging Continuing to improve diversity <0.20 TRIR Growing community involvement 0.38 TRIR in 2023E

Running the ESAB playbook: Creating a compounder Built capabilities in ESAB 1.0 to accelerate outperformance in ESAB 2.0 25 Organic Growth Margin Expansion Free Cash Flow M&A 2028E LT Target 2023 Estimate1 $2.6B Sales 18%+ aEBITDA % >90% FCF conversion $4B+ Sales 22%+ aEBITDA % >100% FCF conversion +400bps ~$2B +$0.7BMSD 1 “Core” at mid of guidance

Fabtech Growth & Margins OLIVIER BIEBUYCK, PRESIDENT FABRICATION TECHNOLOGY ACCELERATING

Fabtech 2023E snapshot Global leader serving growing end markets 28 $2.2B Sales1 35% Gross Margin1 7,300 Employees 150 Countries active 27% 73% PRODUCT GROUPS END USE MARKETS General Manufacturing Repair & Maintenance Automotive Rail, 4% Commercial Vehicles, 4% Renewables Infrastructure O&G Mobile Machinery Filler Metals Automation & Equipment Shipbuilding 1904 Founded 1 “Core” 27% 14% 11% 9% 9% 8% 8% 7%

ESAB 1.0 Fabtech 2017 – 2023

Fabtech 2016: A challenged filler metals business Addressing 2016 challenges created runway for breakthroughs 30 33% -10% 4.5x 0 35% 5% 5.6x 83 Gross Margin Sales Growth Working Capital Turns Acquisitions 20161 2023E2 1 “Core” based on Colfax 10K; 2 “Core” at mid of guidance; 3 8 acquisitions occurred between 2016-2023

Fabtech 2016: A challenged business with great potential Addressing 2016 challenges created runway for breakthroughs 31 Focused on high-margin specialty and high-alloy filler metal Limited innovation Aged portfolio in Automation & Equipment and losing share Limited pricing discipline 22 manufacturing plants Implemented pricing discipline Developed connected equipment & automation workflow solutions 39 sub-scale manufacturing plants Lack of focus on differentiation Revamped equipment line-up for distributors 2016 2023E

Implemented EBX to drive breakthrough performance Our EBX culture will continue to deliver outperformance 32 Manufacturing Footprint GM% 4.5X 5.6X 20161 2023E1 +1.1x Working Capital Turns 39 22 2016 2023E - 43% 33% 35% 20161 2023E1 +200 bps 22 67 2016 2023E +205% EBX – OUR VALUES, PROCESSES, AND TOOLS 1 “Core” New Products

ESAB 2.0 Fabtech 2024 – 2028

Fabtech 2024 – 2028: Accelerating growth & margins Well positioned to deliver further growth and margin expansion 34 Gross Margin 31% 20161 73% 27% 69% 65% 35% 2028E22023E2 Automation & Equipment Filler Metals Sales $2.2B $1.5B ~$3.0B 33% 35% 38% Deploy EBX to drive manufacturing and commercial excellence Capture demand for automation and workflow solutions Gain market share with innovative equipment Expand filler metal (FM) leadership ESAB 0.0 ESAB 2.0ESAB 1.0 CAPABILITIES WE’VE BUILT ALLOW US TO: 1 “Core” based on Colfax 10K; 2 “Core”

LEADERSHIP IN FILLER METALS Proprietary formulations addressing customer needs Local presence and global scale delivers unique value proposition 35 ENGINEERED PRODUCTS 80+ scientists/engineers 200+ patents granted and pending 4,000+ proprietary formulations STRONG PORTFOLIO OF BRANDS >50% of sales for mission-critical applications >80% of products with approval certifications HIGH SWITCHING COSTS Global products manufactured locally

ESAB 2.0

DIFFERENTIATED AUTOMATION & EQUIPMENT

Full array of equipment and workflow solutions

PRODUCTS FOR FULL RANGE OF FABRICATION COMPLEXITY



Light Industrial



Heavy Industrial



Cobots & Robots



Industrial Automation

DIGITAL SOLUTIONS

InduSuite

Notes

Productivity

Fleet Mgmt

Assembly

OCTOPUZ

COLUMBUS

CutCloud

EasyNest

FloCloud

TRANSFORMATION OF THE ENTIRE PRODUCT PORTFOLIO

14 — All new light industrial product families for retail and distributors

7 — Revitalized heavy-industrial product families with digital connectivity for large end users

Best-in-class Cobot offering

1st — Autonomous adaptive welding process for Industrial Automation (Adaptio)

9 — Industry-leading software applications

ID '23

Created market-leading equipment and automation solutions

36

EXAMPLE OF A KEY WIN FOR EQUIPMENT IN NORTH AMERICA Collaborating with distribution to sell our newest products Innovation opens new commercial doors 37 ▪ Supplier of welding gases and equipment ▪ 360+ stores across the US ▪ Customer looking for differentiated innovation ▪ Demo of new VOLT machine ahead of launch ▪ Expanded collaboration and relationship beyond VOLT ▪ Increasing mix of equipment ▪ Exclusivity on pre-ordered units before launch ▪ Strong collaboration on marketing CUSTOMER PROFILE CONTEXT IMPACTWHAT WE OFFERED

ESAB 2.0

WHAT WE DO AND DO NOT DO IN AUTOMATION

Our focus is on distinctive welding packages

ESAB Workflow Solutions

Material Handling Systems

- Robot Arm
- Column & Boom
- Roller Beds
- Complex Tables

Welding Process Package

- Equipment
- Sensors
- Software




ADAPTIO

Filler Metal



Differentiated Value to Customer

Capex
Higher cyclicality

Opex
Lower cyclicality

DIFFERENTIATED AUTOMATION

- Integrated process package delivering high-productivity workflow solutions
- Compatible with all robotic OEMs
- Collaborative relationship with integrators
- Launched autonomous adaptive welding system (Adaptio)

Focused on less cyclical higher margin automation

ID '23

38

ESAB 2.0

FABRICATOR OF LARGE STEEL STRUCTURES

Creating workflow solutions for large end users

BEFORE



AFTER


20.65%
99h 6m
1991
1.9kg/h
40.8kg

CUSTOMER PROFILE

- Fabricator of large steel structures for O&G and renewables

CONTEXT

- Productivity and capacity bottlenecks
- Rework due to inefficient quality tracking
- Downtime due to cumbersome documentation

WHAT WE OFFERED

- Connected Warrior welding machines
- InduSuite digital workflow tracking & documentation
- Technical support & services to address several bottlenecks

IMPACT

- ~$3M lower fabrication costs per year for the customer
- Increased share of wallet for ESAB

ID '23

Our digitally-enabled offering changes the conversation with customers

39

LEADING FABRICATORS IN RENEWABLES Tailored automation system for wind Unparalleled capabilities for the fast-growing renewables market 40 ▪ Leading global manufacturer of towers for wind energy sector ▪ Intelligent autonomous welding process—Adaptio ▪ High deposition rates with patented technology (ICE) ▪ Digitization of workflow with InduSuite ▪ Offshore wind requires dramatic increase in performance ▪ Documentation and weld tracking to comply with new quality requirements ▪ Removal of bottlenecks to increase competitiveness ▪ Rolling out to 9 plants across 7 countries ▪ Solidifying relationships and winning new projects together CUSTOMER PROFILE CONTEXT IMPACTWHAT WE OFFERED

Running the ESAB playbook: Creating a compounder Accelerating Fabtech growth and margins 41 $2.2B Sales 35%+ Gross Margin 5.6x Working Capital Turns $3B Sales 38%+ Gross Margin % 6.7x+ Working Capital Turns +300bps 1.1x +$0.3BMSD Organic Growth Gross Margin Expansion Working Capital Turns M&A 2028E LT Target 2023 Estimate

Global Gas Control Equipment Leader PIYUSH SHETH, VP & GENERAL MANAGER GAS CONTROL BUILDING A

Gas Control Equipment 2023E snapshot Uniquely positioned to grow in highly fragmented global markets 44 $0.45B Sales1 1,600 Employees 130 Countries active AMERICAS EMEA & APAC 49% 51% EXPANDING GLOBAL FOOTPRINT 12% 38% 50% UNMATCHED PORTFOLIO MIX Specialty Gas Medical Gas Industrial Gas Expanding global footprint into faster growing end-markets Accelerating growth with expansion into Medical and Specialty Gas 1913 Heritage 43% Gross Margin1 1 “Core”

Gas Control Equipment is mission critical for our customers

Key aspects of mission criticality across served applications: Industrial, Specialty, Medical

	People Safety	Operations Continuity	Productivity & Efficiency	Regulatory Compliance	Project & Lifecycle risks
GAS CONTROL ENVIRONMENT	Managing high pressure, flammable, toxic gases	Critical input to high-value production	Determines operational cost and production quality	Stringent and tightening standards and regulations	Reducing skills, increasing complexity, fragmented industry
RISK OF FAILURE	Fatality of operator, patient, large incident	Loss or sales with downtime	Higher total cost of ownership	Penalties, business continuity, and reputational risks	Delayed projects, wrong parts, lack of visibility

Momentum to drive value through digitalization and automation

ID '23

Mission-critical nature drives continuous customer engagement

45

ESAB 1.0 Gas Equipment 2017 – 2023

GAS CONTROL EQUIPMENT Underperforming business with great potential A business with meaningful upside potential 47 41% -12% 2.9x 0 43% 14% 4.6x 33 Gross Margin2 Sales Growth1 Working Capital Turns Acquisitions 2016 2023E 1 Organic sales estimates include GCE 2017 sales, prior to acquisition; 2 2016 gross margin is adjusted for GCE acq performance; 3 3 acquisitions occurred during ESAB 1.0

GAS CONTROL EQUIPMENT Building the foundation EBX and successful acquisitions created a solid foundation in ESAB 1.0 48 Growing globally Industrial gas equipment focused Poor operations & pricing discipline Limited R&D investment Completed GCE, Ohio & Therapy acq. Expanding to specialty & medical gas Deployed EBX & net pricing discipline No acquisitions in Gas Control Niche regionally focused Accelerated innovation 2016 2023E

Implemented EBX to drive breakthrough performance Extending strong EBX muscle to acquisitions 49 6 5 2016 2023E -17% 41% 43% 2016 2023E +200 bps GM%1 2.9x 4.6x 2016 2023E +1.7x Working Capital Turns Manufacturing Footprint EBX – OUR VALUES, PROCESSES, AND TOOLS— , , 2 33 2016 2023E +1,550% 1 2016 gross margin is adjusted for GCE acq performance New Products

ESAB 2.0 Gas Equipment 2024 – 2028

GAS CONTROL EQUIPMENT 2024 – 2028 Ascending to a gas equipment global leader Building unrivaled global scale 51 Gross Margin1 43% 45%41% $0.2B 100% 2016 50% 38% 12% 2023E 34% 41% 25% 2028E Specialty Medical Industrial Accelerating share gain Building med & spec gas platforms Global expansion & comm excellence EBX driving value pricing ~$0.4B of accretive M&A sales $1.0B HOW WE’LL GET THERE $0.45B ESAB 0.0 ESAB 2.0ESAB 1.0 1 2016 gross margin is adjusted for GCE acq perf Sales

ESAB 2.0

LARGE INDUSTRIAL MANUFACTURING FACILITY

Gas management solutions to reduce total cost of ownership

Yard Operations

CUSTOMER CHALLENGE



BEFORE

CONNECTED GAS SOLUTION



AFTER

CUSTOMER PROFILE

- Energy equipment manufacturer
- $5M annual gas consumption
- 300 welding stations

CONTEXT

- Increasing operations cost
- No visibility of gas consumption
- High outages & scrap

WHAT WE OFFERED

- Connected gas sensor network & cloud solution
- Gas saving equipment
- Unmatched end-to-end expertise with Fabtech

IMPACT

- 25% gas saving
- Full visibility into each gas user station
- Scrap reduction, reduced outages & risk

ID '23

Digital offerings, unmatched equipment & industry leading expertise

52

NEW PEDIATRIC HOSPITAL Highest safety suction & oxygen therapy equipment Patented Push-To-Set & digital offering for highest patient safety 53 ▪ 400,000 children annually ▪ 2 million sq ft, 446 beds ▪ Highest safety expectation ▪ Critical care children’s hospital ▪ Clinician & respiratory therapist approvals ▪ Safety with ease of use ▪ Highest patient safety ▪ Fully compliant with respiratory therapist & clinician approvals ▪ Engagement for wider portfolio ▪ Best-in-class patented Push- To-Set safety features ▪ Digital & easy operation ▪ Made in USA CUSTOMER PROFILE CONTEXT IMPACTWHAT WE OFFERED

PHARMACEUTICAL LABORATORY Creating safe and reliable gas control solution Safe & reliable offering for lifetime of highly complex laboratory 54 ▪ Lead Pharma company ▪ Highly complex 132 gases (flammable & toxic) ▪ 1800 seats, 160,000 sq ft ▪ Unplanned downtime, lab underutilization ▪ Safety, reliability & performance risk ▪ Increasing space constraints ▪ 10–15% space saving ▪ Downtime & re-testing avoidance ▪ Short lead times ▪ Safety & peace of mind ▪ Proven reliable hardware ▪ Qualified by lab planners ▪ Compact designs ▪ Fully configurable CUSTOMER PROFILE CONTEXT IMPACTWHAT WE OFFERED

Organic Growth Margin Expansion Working Capital Turns M&A 2028E LT Target 2023 Estimate1 Running the ESAB playbook Becoming a global gas equipment leader 55 $0.45B Sales 43% Gross Margin % 4.6x Working Capital Turns $1.0B+ Sales ~45% Gross Margin % 6.0x+ Working Capital Turns +200bps 1.4x +$0.4BMSD 1 “Core” at mid of guidance

Shareholder Value KEVIN JOHNSON, CHIEF FINANCIAL OFFICER DELIVERING

FINANCIAL FLYWHEEL STRATEGY Aligned with creating a focused premier industrial compounder Creating long-term shareholder value 58 Sales Growth Margin Expansion Strong FCF Generation Disciplined Capital Allocation Capital Allocation Aligned to Strategy EBX Accelerating Innovation & M&A Driving Growth Improving Margins & Cash Flow

Accelerating innovation and M&A delivering growth Continue to invest in business to accelerate growth 59 R&D investment driving organic growth Investing in commercial excellence M&A adding ~$0.7B of sales by 2028 Organic growth LSD MSD–HSD MSD 23% 17% 60% 2023E1 $2.6B 49% 26% 25% 2028E1 $4.0B+ Filler Metals Automation & Equipment Gas Equipment FOCUSED SALES GROWTH 1 “Core”

EBX driving margin expansion

ROBUST aEBITDA MARGIN EXPANSION


~400 bps
22%+
~18%
2023E1
2028E1

- Dynamic price/cost management
- Product line simplification (PLS)
- Mfg. footprint & supply chain optimization
- AI simplifying operating model/SG&A
- M&A driving portfolio reshaping

ID '23

Building on track record of profitable growth

[1] "Core"

60

Strong free cash flow generation & financial flexibility Robust cash flow funding compounding strategy 61 2023E 2028E >90%+ ~100% >$2B FCF FCF growing with future earnings Utilizing AI to improve working capital turns Committed to net leverage ~2x >$2B of free cash flow IMPROVING FCF CONVERSION %

Aligning capital allocation to strategy Driving growth, reducing leverage and funding M&A 62 ~15% ~85% Dividends M&A Grow dividend Maintain a strong balance sheet and ~2x net leverage Disciplined bolt-on M&A Fund innovation to drive organic growth through income statement OUR FUTURE ALLOCATED CAPITAL MULTIPLE LEVERS TO CREATE VALUE

Focused Premier Industrial Compounder SHYAM P. KAMBEYANDA, PRESIDENT AND CEO CREATING A

Proven track record and set to achieve ESAB 2.0 Creating a focused premier industrial compounder 65 Strong roadmap for accelerated growth and share gain Focused on improving the mix of the business Raising the bar with EBX to deliver higher margins and cash flow Generating >$2B of FCF for value creation Talent in place to execute our strategy $4B+ Sales1 100% FCF conversion 22%+ aEBITDA1 M&A ROIC >10% over 3–5 years 1 “Core”

We’ll be right back 66

Appendix

Non-GAAP Reconciliation – 2016-2018 Pro Forma aEBITDA1 (Dollars in millions) 12/31/2016 % of NSV 12/31/2017 % of NSV 12/31/2018 % of NSV Net Sales $1,800.5 $1,937.3 $2,193.1 Net Sales attributable to Russia $110.4 $140.5 $147.4 Adjusted Net Sales excluding Russia (Core) $1,690.1 $1,796.7 $2,045.7 Segment Operating Income $195.4 10.9% $224.4 11.6% $249.9 11.4% Acquisition- amortization and other charges $30.9 $31.9 $40.0 Depreciation and other amortization $41.7 $40.1 $39.9 Pro-Forma public company cost $(20.0) $(20.0) $(20.0) Pro-Forma Adjusted EBITDA $248.0 13.8% $276.4 14.3% $309.9 14.1% Adjusted EBITDA attributable to Russia $22.7 $29.1 $24.6 Pro-Forma Adjusted EBITDA excluding Russia (Core) $225.4 13.3% $247.2 13.8% $285.3 13.9% 1 Numbers may not sum due to rounding

Non-GAAP Reconciliation – 2019-2022 Adjusted EBITDA1 (Dollars in millions) 12/31/2019 % of NSV 12/31/2020 % of NSV 12/31/2021 % of NSV 12/31/2022 % of NSV Net Sales $2,247.0 $1,950.1 $2,428.1 $2,593.5 Net Sales attributable to Russia $155.7 $145.8 $173.7 $163.6 Adjusted Net Sales excluding Russia (Core) $2,091.3 $1,804.3 $2,254.5 $2,429.9 Operating Income $256.1 11.4% $202.1 10.4% $306.2 12.6% $329.1 12.7% Restructuring and other related charges $23.0 $21.6 $19.0 $23.1 Separation costs $0.0 $0.0 $2.9 $15.5 Acquisition- amortization and other related charges $35.6 $36.3 $35.9 $34.2 Depreciation and other amortization $41.0 $38.4 $38.5 $34.9 Other $(2.1) $2.7 $1.7 - Adjusted EBITDA $353.7 15.7% $301.1 15.4% $404.2 16.6% $436.8 16.8% Adjusted EBITDA attributable to Russia $30.3 $26.6 $38.7 $28.4 Adjusted EBITDA excluding Russia (Core) $323.4 15.5% $274.5 15.2% $365.5 16.2% $408.4 16.8% 1 Numbers may not sum due to rounding

Non-GAAP Reconciliation –2022 Adj. Free Cash Flow (Dollars in millions) 2022 Net cash provided by operating activities $214.3 Purchases of property, plant and equipment $(40.2) Proceeds from the sale of certain properties $2.5 Payments related to the Separation $19.0 Payments related to discontinued operations $23.1 Adjusted free cash flow $218.7

Non-GAAP Reconciliation – 2022 Adj. Net Inc. & Adj. EPS (Dollars in millions, except per share data) FY 2022 Net Income from Continuing operations $226.8 Restructuring and other related charges - pretax $23.1 Separation costs - pretax $16.3 Acquisition - amortization and other related charges - pretax $34.2 Pension settlement gain - pretax $(9.1) Tax effect on above items $(15.2) Discrete tax adjustments $(7.2) Adjusted Net income from continuing operations $268.9 Adjusted net income from continuing operations attributable to Russia $13.6 Core Adjusted net income from continuing operations $255.3 Adjusted net income per share – diluted from continuing operations $4.44 Adjusted net income per share – diluted from continuing operations attributable to Russia $0.22 Adjusted net income per share - diluted from continuing operations excluding Russia (Core) $4.12